Exhibit 99.1

THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED ______, 202__ (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT, BY CALLING (800) 549-6864 (TOLL-FREE) OR (212) 269-5550 (BROKER-DEALERS AND NOMINEES) OR BY EMAIL AT CTSO@DFKING.COM.

FORM OF INSTRUCTIONS AS TO USE OF CYTOSORBENTS CORPORATION

NON-TRANSFERABLE SUBSCRIPTION RIGHT WARRANT CERTIFICATES

PLEASE CONSULT THE INFORMATION AGENT, SUBSCRIPTION AGENT, YOUR BANK OR BROKER FOR ANY QUESTIONS

The following instructions relate to the rights offering being conducted by CYTOSORBENTS CORPORATION, a Delaware corporation, to holders of our common stock, par value $0.001 per share (“Common Stock”) and certain eligible warrantholders, as described in the prospectus dated ________, 2024. We are distributing, at no charge, non-transferable subscription right warrants (the “Subscription Rights”) entitling holders of our Common Stock and certain eligible warrantholders as of the record date of 5:00 p.m., Eastern Time, on December 16, 2024 (the “Record Date”), to purchase units at a subscription price of $1.00 per Unit (“Unit Subscription Price”). Each unit (a “Unit”) will consist of one share of Common Stock, one Series A right warrant to purchase one share of Common Stock (“Series A Right Warrants”), and one Series B right warrant to purchase one share of Common Stock (“Series B Right Warrants” and, together with the Series A Right Warrants, the “Right Warrants”). We refer to this as your basic right to purchase one Unit. If you exercise your basic right in full, you will also have the right, or oversubscription privilege, to purchase additional Units for which other rights holders do not subscribe, subject to certain pro rata allocations and ownership limitations. We refer to the basic rights and oversubscription privilege together as Subscription Rights. The offering of the Subscription Rights and the Units is referred to as the “offering.”

The Right Warrants are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of the Series A Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the last 5-trading days prior to the expiration date of the Series A Right Warrants, rounded down to the nearest whole cent but (x) not lower than $1.00 and (y) not higher than $2.00, which is 45 days following the closing date of the subscription offering, (ii) in the case of the Series B Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the last 5-trading days prior to the expiration date of the Series B Right Warrants, rounded down to the nearest whole cent but (x) not lower than $2.00 and (y) not higher than $4.00, which is 90 days following the closing date of the subscription offering.

The Subscription Rights will be evidenced by non-transferable subscription right warrant certificates (the “Non-Transferable Subscription Right Warrant Certificate”). The number of basic rights to which you are entitled is printed on the face of your Non-Transferable Subscription Right Warrant Certificate.

Oversubscription Privilege

If a holder purchases all of the Units available to it pursuant to its basic rights, it may also exercise an oversubscription privilege to purchase additional Units to the extent other rights holders do not exercise their basic rights in full. Oversubscription privilege will be allocated pro rata among rights holders who oversubscribe in proportion to the total number of oversubscription Units for which the rights holders have subscribed. If you exercise fewer than all of your basic rights, however, you will not be entitled to purchase any additional Units pursuant to the oversubscription privilege. There will be no oversubscription privilege for the Right Warrants.

If you wish to exercise your oversubscription privilege, you should deliver a completed Non-Transferable Subscription Right Warrant Certificate indicating the number of additional Units that you would like to purchase as well as the number of shares of Common Stock that you beneficially own without giving effect to any Units to be purchased in this rights offering and the required payment to the subscription agent by January 10, 2025, the expiration date of the subscription offering. When you send in your Non-Transferable Subscription Right Warrant Certificate, you must also send the Unit Subscription Price for the number of additional Units that you have requested to purchase.

If the number of Units remaining after the exercise of all Subscription Rights is not sufficient to satisfy all requests for Units pursuant to oversubscription privilege, we will allocate the unsubscribed Units pro rata among rights holders who oversubscribed in proportion to the total number of oversubscription Units for which the rights holders have subscribed. The subscription agent will promptly return any excess payments in the form in which made. To the extent your aggregate subscription payment for the actual number of unsubscribed Units available to you pursuant to the oversubscription privilege is less than the amount actually paid in connection with the exercise of the oversubscription privilege, you will be allocated only the number of unsubscribed Units available to you, and any excess subscription payment will be promptly returned to you, without interest or penalty, after the expiration of this offering.

As soon as practicable after the expiration of the subscription offering, the subscription agent will determine the Units that you may purchase pursuant to the oversubscription privilege. If you request and pay for more Units than are allocated to you, we will refund the overpayment in the form in which made. In connection with the exercise of the oversubscription privilege, banks, brokers and other nominee holders of the basic rights who act on behalf of beneficial owners will be required to certify to us and to the subscription agent as to the aggregate number of basic rights exercised, and the number of Units requested through the oversubscription privilege, by each beneficial owner on whose behalf the nominee holder is acting.

Subscription Rights may only be exercised in aggregate for whole numbers of Units. Only whole numbers of shares of Common Stock and Right Warrants exercisable for whole numbers of shares of Common Stock will be issuable to you in this offering; any right to a fractional share to which you would otherwise be entitled will be terminated, without consideration to you. You are not required to exercise any or all of your basic rights. If you do not exercise your Subscription Rights, you will lose any value represented by your Subscription Rights, and if you do not exercise your Subscription Rights in full, your percentage ownership interest and related rights in our company will be diluted. Your percentage ownership of our voting stock may also decrease if you do not exercise your Subscription Rights in full. Please see the discussion of dilution relating to the Subscription Rights in the Questions and Answers Relating to This Offering section of the prospectus entitled “Am I required to exercise the Subscription Rights that I receive in this offering or Right Warrants comprising the Units?”

Expiration Time – Subscription Rights

THE BASIC RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, JANUARY 10, 2025, SUBJECT TO EXTENSION OR EARLIER TERMINATION (THE “SUBSCRIPTION RIGHTS EXPIRATION DATE”). YOUR NON-TRANSFERABLE SUBSCRIPTION RIGHT WARRANT CERTIFICATE AND SUBSCRIPTION PAYMENT FOR EACH SUBSCRIPTION RIGHT THAT IS EXERCISED PURSUANT TO THE SUBSCRIPTION RIGHTS MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SUBSCRIPTION RIGHTS EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SUBSCRIPTION RIGHTS. SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE SUBSCRIPTION RIGHTS EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Subscription Rights prior to that time, your Subscription Rights will expire and will no longer be exercisable. We will not be required to sell Units to you if the subscription agent receives your Non-Transferable Subscription Right Warrant Certificate(s) or your subscription payment after 5:00 p.m., Eastern time, on the Subscription Rights Expiration Date regardless of when the Non-Transferable Subscription Right Warrant Certificate(s) and subscription payment were sent. If you send your Non-Transferable Subscription Right Warrant Certificate(s) and payment of the Subscription Unit Price by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to the expiration of the subscription period. See “The Rights Offering—Exercise of Subscription Rights” in the Prospectus.

The maximum number of our Units available for issuance in this offering is 6,250,000 Units. If more than 6,250,000 Subscription Rights are exercised, we will allocate Units to subscribers on a pro-rata basis based on the total number of Subscription Rights exercised. In addition, the maximum number of shares of our Common Stock available for issuance in this offering is 12,500,000 shares, including the shares of Common Stock comprising the Units and pursuant to the exercise of the Right Warrants comprising the units. If at any time the issuance of shares of Common Stock pursuant to the exercise of Right Warrants comprising the units would exceed such share limitation, any issued and outstanding Right Warrants that remain unexercised will immediately expire worthless.

If you have any questions concerning the offering, please contact the Information Agent, D.F. King & Co., Inc. by telephone at (800) 549-6864 (toll-free) or (212) 269-5550 (broker-dealers and nominees) or by email at CTSO@dfking.com.

1. Method of Subscription—Exercise of Subscription Rights

To exercise your Subscription Rights, please: (1) complete Form 1 on your Non-Transferable Subscription Right Warrant Certificate, attached to these instructions; (2) sign Form 4 of your Non-Transferable Subscription Right Warrant Certificate; and (3) mail the properly completed and executed Non-Transferable Subscription Right Warrant Certificate evidencing the basic rights and, if applicable, oversubscription privilege subscribed, together with payment in full of the Subscription Unit Price for each Unit subscribed for pursuant to the basic rights and, if applicable, oversubscription privilege, to the subscription agent, on or prior to the expiration of the subscription offering.

Additionally, if the share of Common Stock and Right Warrants issued pursuant to the Units to be sold pursuant to the Subscription Rights are to be issued in a name other than that of the registered holder, or sent to an address other than that shown on the front of the Non-Transferable Subscription Right Warrant Certificate, please complete Form 2 of the Non-Transferable Subscription Right Warrant Certificate sign under Form 4 and have your signature guaranteed under Form 5 prior to mailing the Non-Transferable Subscription Right Warrant Certificate to the subscription agent, prior to the Subscription Rights Expiration Date. Payment of the Subscription Unit Price will be held in escrow by the subscription agent, on our behalf, in a segregated account.

(a) Method of Execution

(i) Execution by Registered Holder. Your signature on the Non-Transferable Subscription Right Warrant Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Non-Transferable Subscription Right Warrant Certificate without any alteration or change whatsoever. Persons who sign the Non-Transferable Subscription Right Warrant Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the subscription agent in its sole and absolute discretion, must present to the subscription agent satisfactory evidence of their authority to so act.

(ii) Execution by Person Other than Registered Holder. If the Non-Transferable Subscription Right Warrant Certificate is executed by a person other than the holder named on the face of the Non-Transferable Subscription Right Warrant Certificate, proper evidence of authority of the person executing the Non-Transferable Subscription Right Warrant Certificate must accompany the same unless, for good cause, the subscription agent dispenses with proof of authority.

(iii) Signature Guarantees. If you completed any part of Form 2 or Form 3 of the Non-Transferable Subscription Right Warrant Certificate to provide that the Common Stock and Right Warrants issued pursuant to the Units sold pursuant to your exercise of Subscription Rights to be (x) issued in a name other than that of the registered holder, or (y) sent to an address other than that shown on the front of the Non-Transferable Subscription Right Warrant Certificate, your signature in Form 4 must be guaranteed in Form 5 by an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, subject to standards and procedures adopted by the Subscription Agent.

(b)	Method of Payment and Delivery

Registered holders may send to the subscription agent (a) payment of the full Unit Subscription Price for Units acquired in the basic right and any additional Units subscribed for pursuant to the oversubscription privilege and (b) a properly completed and duly executed Non-Transferable Subscription Right Warrant Certificate, which must be received by the subscription agent at the subscription agent’s offices set forth below, at or prior to 5:00 p.m., Eastern time, on the Subscription Rights Expiration Date. A properly completed and duly executed Non-Transferable Subscription Right Warrant Certificate and full payment for the Units must be received by the subscription agent at or prior to 5:00 p.m., Eastern time, on January 10, 2025 unless the offering is extended by us.

All payments by a registered holder must be in U.S. dollars by certified check payable to the order of “Equiniti Trust Company, LLC, as the Subscription Agent” Payment also may be made by wire transfer to the account maintained by an escrow agent retained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this offering with reference to the registered holder’s name. The subscription agent will deposit all funds received by it prior to the final payment date in escrow in a segregated account maintained by an escrow agent retained by the Subscription Agent on our behalf, pending pro-ration and distribution of the Units.

Beneficiary Account Name: Equiniti Trust Company, LLC
Account Number:	__________________
ABA/Routing number:	__________________
Bank:	__________________
__________________
__________________
For Further Credit:	CytoSorbents Corporation
Account Number:	__________________

Non-Transferable Subscription Right Warrant Certificate and payments of Unit Subscription Price must be delivered to the subscription agent by hand, or overnight courier or by first class mail to the below:

If delivering by hand: Equiniti Trust Company, LLC Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660	If delivering by mail or overnight courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660

Delivery to an address or by a method other than those above will not constitute valid delivery.

2.   Issuance of Common Stock and Right Warrants

The following deliveries and payments will be made and/or issued to the address shown on the face of your Non-Transferable Subscription Right Warrant Certificate, unless you provide instructions to the contrary in your Non-Transferable Subscription Right Warrant Certificate.

(a)	Basic Rights. As soon as practicable following the Subscription Rights Expiration Date and the valid exercise of the basic rights, we will issue to each holder exercising their basic rights shares of Common Stock and Right Warrants in book-entry, or uncertificated form representing shares of Common Stock and Right Warrants, included in the Units purchased pursuant to the basic rights.

(b)	Oversubscription Privilege. As soon as practicable following the Subscription Rights Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, we will issue to each holder of Subscription Rights that validly exercises the oversubscription privilege shares of Common Stock and Right Warrants in book-entry, or uncertificated, form representing the number of shares of Common Stock and Right Warrants included in the Units, if any, allocated to such holder of Subscription Rights pursuant to the oversubscription privilege.

(c)	Excess Cash Payments. As soon as practicable following the Subscription Rights Expiration Date and after all prorations and adjustments contemplated by the terms of the rights offering have been effected, any excess subscription payments received in payment of the initial price will be mailed by the subscription agent to each holder of Subscription Rights, without interest or penalty.

3. No Sale or Transfer of Subscription Rights

The Subscription Rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your Subscription Rights to anyone.

4. Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company

Banks, trust companies, securities dealers and brokers (each, a “Nominee”) that hold shares of our Common Stock on the Record Date as nominee for more than one beneficial owner may, upon proper showing to the subscription agent, exercise such beneficial owner’s Subscription Rights through DTC on the same basis as if the beneficial owners were stockholders on the Record Date. Such Nominee may exercise the basic rights on behalf of the exercising beneficial owner through DTC’s PSOP Function on the “agents subscription over PTS” procedure by (1) providing a certification as to the aggregate number of basic rights exercised by the beneficial owner on whose behalf such Nominee is acting, and (2) instruct DTC to charge the Nominee’s applicable DTC account for the subscription payment for the new Units to facilitate the delivery of the full subscription payment to the subscription agent. DTC must receive the subscription instructions and payment for the new Units no later than the Subscription Rights Expiration Date.

5. Form W-9

Each basic right holder who elects to exercise basic rights should provide the subscription agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the prospectus. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the company on shares of its Common Stock and preferred stock. Foreign Persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.